                      MERLIN PUBLISHING INTERNATIONAL PLC

                        Report and financial statements

                                  Year ended

                                31 January 1995

MERLIN PUBLISHING INTERNATIONAL PLC
Annual report and financial statements for the year ended
31 January 1995

- ----------------------------------------------------------------

Contents

          Directors

Page:

1         Report of the directors

4         Consolidated profit and loss account

5         Statement of total recognised gains and losses

6         Consolidated balance sheet

7         Balance sheet

8         Consolidated cash flow statement

9         Notes forming part of the financial statements

21        Report of the auditors

- ----------------------------------------------------------------

Directors

          I H Currie (Chairman)
          P A Dunk
          K Gardner
          M Hillier
          P J Warsop
          Mrs P Kluge (Non Executive)
          A S L Walsh (Non Executive)
          C Rodman
          F Melegari
          S R Willcox

Secretary and registered office

          P A Dunk, 18 Vincent Avenue, Crownhill, Milton Keynes, MK8 OAW.

Company number

          2331336

Auditors  BDO Stoy Hayward, 8 Baker Street, London, W1M 1DA

MERLIN PUBLISHING INTERNATIONAL PLC
Report of the directors for the year ended 31 January 1995

- ----------------------------------------------------------------

     The directors present their report together with the audited financial statements for the year ended 31 January 1995.

Results and dividends

     The profit and loss account is set out on page 4 and shows the profit for the year under review.

     On 3 January 1995 dividends of L276,792 were paid to the A and B ordinary shareholders.

     The directors recommend the payment of a dividend of L245,000 making L521,792 for the year.

Principal activities, trading review and future developments

     The principal activities of the group are the design, production and marketing of children's sticker and trading card collections.

     The group has traded successfully in the year under review and is expected to continue to do so.

     The group has continued to expand and has established a subsidiary undertaking in Spain during the year under review.

     On 30 September 1994 Squared Circle Limited ceased to trade. This business was absorbed into Merlin Publishing Limited from that date.

Significant changes in fixed assets

     Changes to fixed assets are detailed in note 8 to the financial statements.

Directors

     The directors of the company during the year and their interests in the ordinary share capital of the company at 31 January 1995 were:
_____________________________

     ("L" equals U.K. pound sterling)

MERLIN PUBLISHING INTERNATIONAL PLC
Report of the directors for the year ended 31 January 1995 (Continued)

- ----------------------------------------------------------------



                                                         A ordinary shares                       B ordinary shares
                                                            of L1 each                             of L1 each
                                                    1995                 1994                 1995               1994
 I H Currie                                             -                    -                    -                   -
 P A Dunk                                               -                    -               21,428              21,428
 K Gardner                                              -                    -               21,428              21,428
 M Hillier                                              -                    -                5,358               5,358
 P J Warsop                                             -                    -               21,428              21,428
 A S L Walsh (Appointed 13 June 1994)                   -                    -                    -                   -
 M Ulfane (Resigned 13 June 1994)                       -                    -                    -                   -
 Mrs P Kluge                                        71,428               71,428                   -                   -
 G Lieberthal (Resigned 1 September 1994)                -                   -                    -                   -
 C Rodman                                                -                    -               1,786                   -
 F Melegari                                              -                    -                   -                   -
 S R Willcox (Appointed 1 February 1994)                 -                    -                 572                   -


("L" equals U.K. pound sterling)

The A ordinary shares in which Mrs P Kluge has an interest, as shown above, are held by Kluge Investments Limited, a company in which Mrs Kluge has a material interest.


Directors' responsibilities

     Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

      - select suitable accounting policies and then apply them consistently;

      -   make judgements and estimates that are reasonable and prudent;

MERLIN PUBLISHING INTERNATIONAL PLC
Report of the directors for the year ended 31 January 1995 (Continued)

- -----------------------------------------------------------------

      - state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements; and

      - prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

     The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.


Corporate Governance

     The Board

     The Board comprises 7 executive directors and 3 non-executive directors and is responsible to the shareholders for the management of the company's assets for optimum performance and of the strategy for future development. There are six regular meetings a year and other meetings as needed.

     The Board has appointed the following committees.

     Management Executive

     Comprising executive directors the Executive chaired by P J Warsop meets monthly to deal with all executive business not specifically reserved to the Board or to the Audit or Remuneration Committees.

     Audit Committee

     The Audit Committee comprises non-executive and executive directors, chaired by I H Currie it meets not less than twice a year. The Committee assists the Board in observing its responsibility for ensuring that the company's financial and accounting systems provide accurate and up to date information on its current financial position and that the company's published financial statements represent a true and fair reflection of this position. It also ensures that appropriate accounting policies are in place. The external auditors attend its meetings.

     Remuneration Committee

     The Committee comprises, I H Currie, A S L Walsh and P J Warsop and meets at least once a year to set the salaries and incentives for the executive directors and Senior Management throughout the group.

Auditors

     Following their admission on 1 October 1994 as the United Kingdom representatives of BDO International our auditors have changed their name to BDO Stoy Hayward with effect from that date. BDO Stoy Hayward have expressed their willingness to continue in office and a resolution to re-appoint them will be proposed at the annual general meeting.

By order of the board
/s/ P A Dunk
P A Dunk

Secretary

23 March 1995

MERLIN PUBLISHING INTERNATIONAL PLC
Consolidated profit and loss account for the year ended 31 January 1995

- ---------------------------------------------------------------------------




                                              Note                                1995                                 1994

                                                              L                    L                   L                 L


 Turnover                                      2                                34,569,418                           20,354,873

 Cost of sales                                                                  24,181,208                           14,003,888
                                                                                 ---------                            ---------
 Gross profit                                                                   10,388,210                            6,350,985

 Distribution costs                                         2,493,563                              1,828,282
 Administrative expenses                                    4,313,066                              2,615,994
                                                            ---------                              ---------

                                                                                 6,806,629                            4,444,276
                                                                                  ---------                            ---------
                                                                                 3,581,581                            1,906,709

 Interest receivable                                                               137,335                               42,954

 Interest payable                              4                                      (463)                             (22,698)
                                                                                  ---------                            ---------
 Profit on ordinary activities before
 taxation                                      5                                 3,718,453                            1,926,965

 Taxation on profit on ordinary
 activities                                    6                                 1,631,285                              808,051
                                                                                  ---------                            ---------
 Profit on ordinary activities after
 taxation                                                                        2,087,168                            1,118,914

 Minority interests                                                                  7,874                                    -

                                                                                 ---------                            ---------
 Profit for the year                                                             2,095,042                            1,118,914

 Dividends                                     7                                   521,792                              281,000
                                                                                 _________                            _________

Retained profit for the year                  17                                 1,573,250                              837,914

                                                                                 =========                            =========



("L" equals U.K. pound sterling)

All amounts relate to continuing activities.
The notes on pages 9 to 20 form part of these financial statements.

MERLIN PUBLISHING INTERNATIONAL PLC
Statement of total recognised gains and losses for the year ended 31 January
1995

- ------------------------------------------------------------------------------







                                                                                                        Group

                                                                                      1995                       1994
                                                                                        L                          L
 Profit for the year                                                               2,095,042                 1,118,914

 Foreign exchange differences                                                        106,785                    20,863
                                                                                   ---------                 ---------

 Total recognised gains and losses for the year                                    2,201,827                 1,139,777

                                                                                   =========                 =========


("L" equals U.K. pound sterling)

The notes on pages 9 to 20 form part of these financial statements.

MERLIN PUBLISHING INTERNATIONAL PLC
Consolidated balance sheet at 31 January 1995

- ------------------------------------------------------------------------------





                                                Note                                 1995                                    1994

                                                                   L                  L                  L                      L
 Fixed assets

   Tangible assets                                  8                                407,127                              275,167


 Current assets
   Stocks                                          10           1,246,182                             1,233,842
   Debtors                                         11           7,093,088                             5,189,423
   Cash at bank and in hand                                     7,218,215                             2,947,401
                                                               ----------                            ----------

                                                               15,557,485                             9,370,666


 Creditors: amounts falling due within one
 year                                              12          12,335,803                             7,701,156
                                                               ----------                             ---------
 Net current assets                                                                3,221,682                            1,669,510

                                                                                   ---------                            ---------

 Total assets less current liabilities                                             3,628,809                            1,944,677


 Creditors: amounts falling due after more
 than one year                                     13                                 21,572                                    _


 Provision for liabilities and charges             14                                  6,325                               23,491

                                                                                   ---------                            ---------
                                                                                   3,600,912                            1,921,186

                                                                                   =========                            =========
 Capital and reserves

   Called up share capital                         15                                178,571                              178,571
   Share premium account                           16                                156,078                              108,930
   Profit and loss account                         17                              3,266,263                            1,633,376
                                                                                   ---------                            ---------

   Shareholders' funds                                                             3,600,912                            1,920,877

 Minority interest                                                                         -                                  309

                                                                                   ---------                            ---------

                                                                                   3,600,912                            1,921,186

                                                                                   =========                            =========





("L" equals U.K. pound sterling)

All shareholders' funds are equity
The notes on pages 9 to 20 form part of these financial statements

MERLIN PUBLISHING INTERNATIONAL PLC
Balance sheet at 31 January 1995

- ------------------------------------------------------------------------------




                                               Note                                1995                                1994

                                                                 L                  L                  L                 L
 Fixed assets

   Tangible assets                                8                                188,472                               63,878
   Investments                                    9                                633,779                               28,832

                                                                                   -------                              -------
                                                                                   822,251                               92,710

 Current assets
   Stocks                                        10              25,000                               69,074
   Debtors                                       11           4,531,437                            3,191,919
   Cash at bank and in hand                                   3,201,257                              407,417

                                                             ----------                           ----------
                                                              7,757,694                            3,668,410


 Creditors: amounts falling due within
 one year                                        12           5,844,851                            2,710,297

                                                             ----------                            ---------

 Net current assets                                                              1,912,843                              958,113
                                                                                 ---------                            ---------

 Total assets less current liabilities                                           2,735,094                            1,050,823


 Provision for liabilities and charges           14                                  6,325                               12,250
                                                                                 ---------                            ---------

                                                                                 2,728,769                            1,038,573

                                                                                 =========                            =========

 Capital and reserves
   Called up share capital                       15                                178,571                              178,571
   Share premium account                         16                                156,078                              108,930
   Profit and loss account                       17                              2,394,120                              751,072

                                                                                 ---------                            ---------
   Shareholders' funds                                                           2,728,769                            1,038,573

                                                                                 =========                            =========


("L" equals U.K. pound sterling)

All shareholders' funds are equity
These financial statements were approved by the Board on 23 March 1995


/s/ PJ Warsop
PJ Warsop
Director

The notes on pages 9 to 20 form part of these financial statements

MERLIN PUBLISHING INTERNATIONAL PLC
Consolidated cash flow statement for the year ended 31 January 1995
- ------------------------------------------------------------------------------




                                                  Note                            1995                                 1994


                                                                 L                  L                 L                  L
 Net cash inflow from operating activities         21                              5,899,852                            2,552,194

 Returns on investments and servicing of finance
      Interest received                                           137,335                               42,954
      Interest paid                                                  (463)                             (22,698)
      Dividends paid                                             (557,792)                            (400,000)

                                                                  -------                              -------
 Net cash (outflow)/inflow from returns on
 investment and servicing of finance                                                (420,920)                            (379,744)

 Taxation
      UK Corporation Tax                                         (638,150)                            (120,020)
      Overseas tax                                               (304,240)                            (231,778)
                                                                  -------                              -------

                                                                                    (942,390)                            (351,798)





 Investing activities
      Acquisition of subsidiaries                                       -                                   (9)
      Payments to acquire tangible fixed assets                  (259,860)                            (151,797)
      Sale of tangible fixed assets                                 1,714                                4,597
                                                                 --------                             --------

 Net cash outflow from investing activities                                         (258,146)                            (147,209)

                                                                                   ---------                             --------

 Net cash inflow before financing                                                  4,278,396                            1,673,443

 Financing
      Finance lease payments                       22              (7,582)                              (9,840)

                                                                 --------                             --------

 Net cash outflow from financing                                                      (7,582)                              (9,840)

                                                                                     --------                             --------

 Increase in cash and cash equivalents             23                              4,270,814                            1,663,603

                                                                                   =========                           ==========



("L" equals U.K. pound sterling)

The notes on page 9 to 20 form part of these financial statements

MERLIN PUBLISHING INTERNATIONAL PLC
Notes forming part of the financial statements for the year ended 31 January
1995

- ------------------------------------------------------------------------------


1    Accounting policies

          The financial statements have been prepared under the historical cost convention and are in accordance with applicable accounting standards. The following principal accounting policies have been applied:

          Basis of consolidation

               The consolidated accounts incorporate the financial statements of Merlin Publishing International PLC and all of its subsidiary undertakings made up to 31 January 1995. The group uses the acquisition method of accounting to consolidate the results of subsidiary undertakings. The results of subsidiary undertakings are included from the date of acquisition. Goodwill arising on consolidation is written off directly against reserves.

          Turnover

               Turnover represents gross sales to outside customers at invoiced amounts less value added tax on a sale or return basis.

          Depreciation

               Depreciation is provided to write off the cost, less estimated residual values, of all fixed assets over their expected useful lives. It is calculated on the original cost of the assets at the following rates:

                    Motor vehicles           -    25% per annum
                    Leasehold improvements   -    10% per annum
                    Fixtures and fittings    -    15% per annum
                    Office equipment         -    20% per annum
                    Computer Equipment       -    33.3% per annum

          Stocks

               Stocks are valued at the lower of cost and net realisable value. Cost is based on the cost of purchase on a first in, first out basis.

               Net realisable value is based on estimated selling price less further costs to completion and disposal.

          Deferred taxation

               Provision is made for timing differences between the treatment of certain items for taxation and accounting purposes, to the extent that it is probable that a liability or asset will crystallise.

MERLIN PUBLISHING INTERNATIONAL PLC
Notes forming part of the financial statements for the year ended 31 January 1995 (Continued)

- ------------------------------------------------------------------------------


1    Accounting policies (Continued)


          Leased assets

               Where the company enters into a lease for furniture, fittings and equipment which entails taking substantially all the risks and rewards of ownership of an asset, the lease is treated as a finance lease. The asset is recorded in the balance sheet as a tangible fixed asset and is depreciated over its estimated useful life. Future instalments under such leases, net of finance charges, are included within creditors. Rentals payable are apportioned between the finance element, which is charged to the profit and loss account as interest, and the capital element, which reduces the outstanding obligation for future instalments.

               All other leases are treated as operating leases and the rental charges are taken to the profit and loss account on a straight line basis over the life of the lease.

          Foreign currency

               Profit and loss accounts and assets and liabilities of foreign subsidiary undertakings are translated into sterling at the rates of exchange ruling at the balance sheet date. Exchange differences which arise from the translation of the opening net investment in foreign subsidiary undertakings are taken to reserves.

               All other differences are taken to the profit and loss account with the exception of differences on foreign currency borrowings, which, to the extent that they are used to finance or provide a hedge against foreign equity investments, are taken directly to reserves to the extent of the exchange difference arising on the net investment in these enterprises.

               Foreign currency transactions of individual companies are translated at the rates ruling when they occurred. Foreign currency monetary assets and liabilities are translated at the rates ruling at the balance sheet dates. Any differences are taken to the profit and loss account.

          Pension costs

               Contributions to defined contribution pension schemes are charged to the profit and loss account in the year in which they become payable.

2.   Turnover and profits

          The analysis of turnover by geographical market, profit before tax and other segmental information as required by SSAP 25 for each principal activity have not been disclosed since, in the opinion of the directors, this would be prejudicial to the commercial interests of the company.

MERLIN PUBLISHING INTERNATIONAL PLC
Notes forming part of the financial statements for the year ended 31 January 1995 (Continued)

- ------------------------------------------------------------------------------


3    Employees




                                                                                1995                            1994

                                                                                 L                                L

 Staff costs (including directors) consist of:

      Wages and salaries                                              1,924,196                      1,114,024
      Social security costs                                             216,589                        105,981
      Other pension costs                                                98,309                         83,417

                                                                   ------------                   ------------
                                                                      2,239,094                      1,303,422

                                                                   ============                   ============
 The average weekly number of employees (including directors)
 during the year was 55 (1994 - 39)

 Directors' emoluments consist of:

      Fees as Director                                                   28,750                         20,000
      Remuneration for management services                              650,821                        473,796
      Pension contributions                                              44,818                         30,415
      Amounts paid to third parties                                      20,000                         25,780
                                                                   -------------                  -------------
                                                                        744,389                         549,991

                                                                   =============                  =============

 Emoluments (excluding pension contributions) of:

      Chairman                                                                -                              -
      Highest paid director                                             119,403                         95,203

                                                                   =============                  ============

 Other directors' emoluments (excluding pension contributions)             Number                         Number
 fell within the ranges:

 L 0     - L 5,000                                                            1                              -
 L 5,001 - L10,000                                                            3                              2
 L15,001 - L20,000                                                            1                              1
 L60,001 - L65,000                                                            -                              1
 L70,001 - L75,000                                                            -                              2
 L75,001 - L80,000                                                            2                              2
 L80,001 - L85,000                                                            1                              -
 L85,001 - L90,000                                                            2                              -
 L115,001 - L120,000                                                          1                              -


("L" equals U.K. pound sterling)

MERLIN PUBLISHING INTERNATIONAL PLC
Notes forming part of the financial statements for the year ended 31 January 1995 (Continued)
- ------------------------------------------------------------------------------

Mr F Melegari owns a business in Italy called Italia and Italy srl which produces editorial and design requirements for the group. The value of the services during the year was L746,584. (1994 - L640,000).

There were no other contracts of significance during the year in which a director of the company had a material interest.



 4            Interest payable                                                             1995                 1994

                                                                                             L                    L

              Bank Overdraft                                                                463                22,698
                                                                                            ===                ======

 5            Profit on ordinary activities before taxation

              This is arrived at after charging:


                 Depreciation            -  owned assets                                127,265                66,534
                 Auditors' remuneration  -  audit                                        46,114                40,672
                                         -  non audit                                    87,261                29,584
                 Operating lease rentals -  plant and machinery                          97,970                57,425
                                         -  other                                       120,506                59,331
                                                                                        ========              ========



 6            Taxation on profit on ordinary activities


                 Corporation tax at 33% (1994-33%)                                    1,409,396                316,747
                 Transfer (from)/to deferred tax                                        (17,166)                11,241
                 Overseas tax                                                           192,118                557,596
                 Under/(over) provision in previous years                                46,937                (77,553)

                                                                                        ---------             --------

                                                                                      1,631,285                808,051

                                                                                        =========             ========

 7            Dividends

              Ordinary dividend paid (L1.55 per share)                                  276,792                      -
              Proposed ordinary dividend (L1.37 per share) (191994-L1.57)               245,000                281,000
                                                                                       --------               --------

                                                                                        521,792                281,000

                                                                                       ========               ========


("L" equals U.K. pound sterling)

MERLIN PUBLISHING INTERNATIONAL PLC
Notes forming part of the financial statements for the year ended 31 January 1995 (Continued)

- ------------------------------------------------------------------------------





 8      Tangible assets

                                                                              Leasehold     Plant & machinery
                                                                           improvements                     L                Total
                                                                                      L                                          L

        Group
          Cost
            At 1 February 1994                                                   51,863               335,160              387,023
            Additions                                                            17,191               242,669              259,860
            Disposals                                                                 -              (20,984)             (20,984)
            Exchange differences                                                      -                 2,605               2,605
                                                                            -----------            ----------             --------
            At 31 January 1995                                                   69,054               559,450              628,504
                                                                            -----------            ----------             --------

        Depreciation
            At 1 February 1994                                                   10,770               101,086              111,856
            Provided in the year                                                  5,856               121,409              127,265
             Disposals                                                                -               (19,270)             (19,270)
             Exchange differences                                                     -                 1,526                1,526
                                                                             -----------             ----------          __________

            At 31 January 1995                                                   16,626               204,751              221,377
                                                                            -----------            ----------             --------


          Net book value
            At 31 January 1995                                                   52,428               354,699              407,127
                                                                            -----------            ----------             --------

            At 31 January 1994                                                   41,093               234,074              275,167
                                                                            ===========            ==========             ========
        Company

          Cost
            At 1 February 1994                                                   24,542                39,926               64,468

("L" equals U.K. pound sterling)

            Additions                                                            12,638               136,811              149,449
                                                                            -----------            ----------             --------
            At 31 January 1995                                                   37,180               176,737              213,917

                                                                            -----------            ----------             --------
          Depreciation
            At 1 February 1994                                                        -                   590                  590
            Provided in the year                                                  3,123                21,732               24,855
                                                                            ----------            ----------            ---------
            At 31 January 1995                                                    3,123                22,322               25,445
                                                                             ----------            ----------            ---------

          Net book value
            At 31 January 1995                                                   34,057               154,415              188,472
                                                                              ----------            ----------            ---------

            At 31 January 1994                                                   24,542                39,336               63,878
                                                                             ==========            ==========            =========



("L" equals U.K. pound sterling)

The net book value of assets held under finance leases at 31 January 1995 was L Nil (1994-L15,238).

MERLIN PUBLISHING INTERNATIONAL PLC
Notes forming part of the financial statements for the year ended
31 January 1995 (Continued)
- ------------------------------------------------------------------------------


9   Investments                                                        Company
                                                                            L
     At 1 February 1994                                                 28,832
     Shares acquired in subsidiary undertakings                        604,947
                                                                       -------

     At 31 January 1995                                                633,779
                                                                      ========


     The following were subsidiary undertakings at the end of the year:




 Name                                               Country of            Proportion of      Nature of business
                                                 incorporation or        ordinary share
                                                   registration           capital held

 Merlin Publishing Ltd                                  UK                        100%       Publisher of childrens sticker book
                                                                                             collections and trading cards

 Merling Publishing BV                              Netherlands                   100%       Publisher of childrens sticker book
                                                                                             collections and trading cards

 Merlin Publishing SRL                                 Italy                      100%       Publisher of childrens sticker book
                                                                                             collections and trading cards

 Merlin Publishing SARL                               France                      100%       Publisher of childrens sticker book
                                                                                             collections and trading cards

 Merlin Publishing SL                                  Spain                      100%       Publisher of childrens sticker book
                                                                                             collections and trading cards

 Squared Circle Limited                                 UK                        100%       Mail order services


 Merlin Marketing Services Limited                      UK                        100%       Children's sticker and trading card
                                                                                             sales and marketing

 Merlin Editions Inc.                                   USA                        95%       Publisher of childrens sticker book
                                                                                             collections and trading cards

 Merlin Publishing (Europe) Limited                     UK                        100%       Dormant


 Merlin Holdings Inc.                                   USA                       100%       Holding company for US interest


     ("L" equals U.K. pound sterling)

MERLIN PUBLISHING INTERNATIONAL PLC
Notes forming part of the financial statements for the year ended
31 January 1995 (Continued)
- ------------------------------------------------------------------------------


9   Investments (Continued)

    During the year the company acquired one hundred thousand 7% Non Cumulative Redeemable Preference Shares of $10 each in Merlin Holdings Inc. In addition the group purchased 100% of the share capital of Merlin Publishing SL.

    Under an agreement dated 29 December 1994 the minority shareholder in Merlin Editions Inc is entitled upon attaining certain financial targets by 31 January 1997 to exercise control over 15% of the ordinary stock of the subsidiary undertaking. In the meantime the Parent Company controls 95% of the ordinary stock of the subsidiary undertaking.

10  Stocks




                                                               Group                                       Company

                                                    1995                    1994                   1995                 1994

                                                      L                       L                     L                    L


 Raw Materials                                             91,817                      -                     -                  -
 Stock of goods for resale                              1,154,365              1,233,842                25,000             69,074
                                                        ---------              ---------                ------             ------
                                                        1,246,182              1,233,842                25,000             69,074
                                                        =========              =========                ======             ======



("L" equals U.K. pound sterling)

11  Debtors




 Amounts falling due within one year


 Trade debtors                                  5,705,008               4,322,510                 353,120                 151,610
 Other debtors                                    421,866                 401,293                 226,551                  34,382
 Amounts owing from subsidiary
 undertakings                                           -                       -               1,376,530               2,167,606
 Prepayments and accrued income                   904,964                 395,370               2,513,986                 768,071
                                                ---------               ---------               ---------               ---------
                                                7,031,838               5,119,173               4,470,187               3,121,669
 Amounts falling due after more
 than one year
 ACT recoverable                                   61,250                  70,250                  61,250                  70,250
                                                ---------               ---------               ---------               ---------
                                                7,093,088               5,189,423               4,531,437               3,191,919
                                                =========               =========               =========               =========


("L" equals U.K. pound sterling)



 MERLIN PUBLISHING INTERNATIONAL PLC
 Notes forming part of the financial statements for the year ended 31 January 1995 (Continued)



 -------------------------------------------------------------------------------------------------------
 12     Creditors: amounts falling due within one year

                                                                     Group                                  Company

                                                           1995                 1994                1995               1994
                                                             L                   L                   L                   L

 Trade creditors                                           8,131,776           5,219,174          3,365,581           1,725,057
 Other creditors                                             129,024             648,326                  -                   -
 Taxation and social security                                938,992              34,827                  -                   -
 Proposed dividend                                           245,000             281,000            245,000             281,000
 Corporation tax                                           2,090,938           1,223,053            532,417             280,917
 Accruals and deferred income                                800,073             287,194             83,067             152,247
 Amounts due to subsidiary undertakings                            -                   -          1,618,786             271,076
 Obligations under finance leases and hire
 purchase contracts                                                -               7,582                  -                   -

                                                          ----------           ---------          ---------           ---------
                                                          12,335,803           7,701,156          5,844,851           2,710,297

                                                          ==========           =========          =========           =========

 13     Creditors: amounts falling due after more than one year
                                                                                                             Group

                                                                                                    1995               1994

                                                                                                     L                   L
          Overseas Taxation                                                                          21,572                   -

                                                                                                     ======              ======

 14     Provision for liabilities and charges
                                                                     Group                                  Company

                                                           1995                 1994                1995               1994

                                                             L                   L                   L                   L
 Deferred tax                                                  6,325              23,491              6,325              12,250
 Accelerated capital allowances
                                                                =====              ======              =====              ======

 No unprovided deferred tax arises in respect of 1995 and 1994

("L" equals U.K. pound sterling)








 MERLIN PUBLISHING INTERNATIONAL PLC
 Notes forming part of the financial statements for the year ended 31 January 1995 (Continued)
 -------------------------------------------------------------------------------------------------------

 15     Share capital
                                                                                                      Allotted, called up

                                                                  Authorised                            and fully paid

                                                           1995                 1994                1995               1994
                                                             L                   L                   L                   L

 A ordinary shares of L1 each                                 71,428              71,428             71,428              71,428
 B ordinary shares of L1 each                                107,143             107,143            107,143             107,143
                                                             -------             -------            -------             -------
                                                             178,571             178,571            178,571             178,571

                                                             =======             =======            =======             =======


("L" equals U.K. pound sterling)

MERLIN PUBLISHING INTERNATIONAL PLC
Notes forming part of the financial statements for the year ended 31 January 1995 (Continued)
- ------------------------------------------------------------------------------





 16  Share premium account

 Group and Company

                                                                                                                        L

 Balance at 1 February 1994                                                                                             108,930
 Premium arising on shares reissued in the year                                                                          51,404
 Premium on shares repurchased by the company in the year                                                                (4,256)
                                                                                                                       --------

 Balance at 31 January 1995                                                                                             156,078

                                                                                                                       ========


("L" equals U.K. pound sterling)

On 8 August 1994 2,358 B ordinary shares of the company were repurchased at a premium which was adjusted through the company's accumulated reserves and share premium account. Immediately thereafter 2,358 new B ordinary shares were reissued at a premium of L21.80 per share.


17  Profit and loss account

     The company has taken advantage of the exemption under S.230 of the Companies Act 1985 from presenting its own profit and loss account. The profit dealt with in the accounts of the parent company is L1,690,196 (1994 L302,669).




                                                                                   Group                     Company
                                                                                     L                          L

 At 1 February 1994                                                              1,633,376                              751,072


 Profit for the year                                                             1,573,250                            1,690,196
 Exchange differences                                                              106,785                                    -
 Purchase of company shares (note 16)                                              (47,148)                             (47,148)

                                                                                 ---------                            ---------

 At 31 January 1995                                                              3,266,263                            2,394,120

                                                                                 =========                            =========


("L" equals U.K. pound sterling)

MERLIN PUBLISHING INTERNATIONAL PLC
Notes forming part of the financial statements for the year ended
31 January 1995 (Continued)
- ------------------------------------------------------------------------------


18  Reconciliation of movement on shareholders' funds




                                                         Group                                         Company

                                             1995                    1994                    1995                    1994

                                               L                      L                       L                       L
 Profit for the year                            2,095,042               1,118,914               2,211,988                 583,669

 Dividends                                        521,792                 281,000                 521,792                 281,000
                                                ---------               ---------               ---------               ---------

                                                1,573,250                 837,914               1,690,196                 302,669

 Foreign exchange differences                     106,785                  20,863                       -                       -
                                                ---------                --------                --------                --------

 Net increase in shareholders' funds            1,680,035                 858,777                1,690,196                 302,669

 Opening shareholders' funds                    1,920,877               1,062,100                1,038,573                 735,904
                                                ---------               ---------                ---------               ---------
 Closing shareholders' funds                    3,600,912               1,920,877                2,728,769               1,038,573
                                                =========               =========                =========               =========



("L" equals U.K. pound sterling)

19  Pension costs

    The group contributes to money purchase schemes for certain of its full-time employees. The assets of the schemes are held separately from those of the group in independently administered funds. The employees may also make personal voluntary contributions to the schemes to provide additional benefits for themselves and/or their dependants.

    The pension costs charge represents contributions made by the group to the scheme in the year under review.

MERLIN PUBLISHING INTERNATIONAL PLC
Notes forming part of the financial statements for the year ended 31 January 1995 (Continued)

- ------------------------------------------------------------------------------


20   Operating lease commitments

     At 31 January 1995 the group had annual commitments under non-cancellable operating leases as set out below:




                                                                                 Group

                                                           1995                                           1994
                                       Land and buildings          Other leases         Land and buildings        Other leases

 Operating leases which expire:                 L                       L                       L                      L
 Within one year                                    6,867                  28,543                   4,466                42,594
 Two to five years                                 27,166                 112,202                  10,653                51,623
 After five years                                 104,949                       -                  67,706                     -
                                                  -------                 -------                  ------               -------
                                                  138,982                 140,745                  82,825                94,217
                                                  =======                 =======                  ======                ======

                                                                                Company
                                                           1995                                           1994

                                       Land and buildings          Other leases         Land and buildings        Other leases

 Operating leases which expire:                 L                       L                       L                      L
 Within one year                                        -                       -                   4,466                42,594
 Two to five years                                      -                  56,707                  10,653                51,623
 After five years                                  28,973                       -                  67,706                     -
                                                   ------                  ------                 -------               -------

                                                   28,973                  56,707                  82,825                94,217
                                                   ======                  ======                 =======                ======


("L" equals U.K. pound sterling)

21 Reconciliation of operating profit to net cash inflow from operating activities




                                                                                  1995                           1994

                                                                                         L                              L




 Operating profit                                                                     3,581,581                       1,906,709
 Depreciation                                                                           127,265                          67,268
 Increase in stocks                                                                     (12,340)                       (512,241)
 Increase in debtors                                                                 (1,760,372)                     (2,370,006)
 Increase in creditors                                                                3,817,909                       3,472,199
 Foreign exchange movements                                                             145,809                         (11,735)
                                                                                      ---------                       ---------
                                                                                      5,899,852                       2,552,194
                                                                                      =========                       =========


("L" equals U.K. pound sterling)

MERLIN PUBLISHING INTERNATIONAL PLC
Notes forming part of the financial statements for the year ended 31 January
1995
(Continued)

- ------------------------------------------------------------------------------



22  Analysis of changes in financing




                                                                Share capital                Loans and finance lease obligations
                                                                 and premium

                                                           1995                1994                1995                1994
                                                               L                   L                   L                   L

 Balance at start of year                                   287,501             287,501               7,582              17,422
 Finance lease payments                                           -                   -               7,582               9,840
 Premium arising on shares reissued in the year              51,404                   -                   -                   -
 Premium on shares repurchased by the company in
 the year                                                    (4,256)                  -                   -                   -
                                                           --------            --------            --------             -------

 Balance at end of year                                     334,649             287,501               7,582              37,262

                                                           ========            ========            ========             =======


("L" equals U.K. pound sterling)

On 8 August 1994 2,358 B ordinary shares of the company were repurchased at a premium which was adjusted through the company's accumulated reserves and share premium account. Immediately thereafter 2,358 new B ordinary shares were reissued at a premium of L21.80 per share.




 23  Analysis of changes in cash and cash equivalents



                                           Cash at bank                       Overdrafts                        Total
                                                 L                                L                               L
 Movements in 1994 and 1995

   Balance at
   1 February 1993                                    1,340,755                         (56,957)                      1,283,798
   Net cash inflow                                    1,606,646                          56,957                       1,663,603
                                                      ----------                        --------                      ----------

   Balance at
   31 January 1994                                    2,947,401                               -                       2,947,401

   Net cash
   inflow                                             4,270,814                               -                       4,270,814

                                                     ----------                        --------                      ----------
   Balance at
   31 January 1995                                    7,218,215                               -                       7,218,215

                                                     ==========                        ========                      ==========


("L" equals U.K. pound sterling)